UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Pending Sale – Whitehall Property

In January 2012, CNL Growth Properties, Inc. (the “Company”), through an affiliate, together with an affiliate of Woodfield Investments, LLC (“Woodfield”), formed a joint venture for the acquisition of approximately 13 acres of land located in southwest Charlotte, North Carolina, on which the joint venture developed, constructed and now operates a multifamily community consisting of 298 class A garden-style apartments (the “Whitehall Property”). In April 2014, the joint venture refinanced its original construction loan, and in connection therewith the Company received a return of a portion of its equity investment in the joint venture and used a portion of that amount to purchase Woodfield’s 5% interest in the joint venture.

On June 30, 2016, the Company entered into a Purchase and Sale Agreement (the “Whitehall Sale Agreement”) with Bel Whitehall LLC, an unaffiliated third party, for the sale of the Whitehall Property (the “Whitehall Sale”). The sale price for the Whitehall Property is approximately $51.2 million. The buyer paid into escrow a $0.75 million earnest money deposit. If the buyer does not terminate the Whitehall Sale Agreement on or before the end of the inspection period on July 15, 2016, the buyer will then provide an additional deposit of $0.75 million, and the earnest money deposit will become nonrefundable, except in the event of the Company’s breach of the Whitehall Sale Agreement or failure to satisfy conditions to the consummation of the Whitehall Sale.

The Whitehall Sale Agreement contains customary representations, warranties, covenants and indemnities of the Company and the buyer. The Company currently anticipates that the consummation of the Whitehall Sale will occur during the quarter ending September 30, 2016. There can be no assurance that the Whitehall Sale will ultimately be completed.

Pending Sale – Aura Grand Property

In December 2012, the Company, through an affiliate, together with TRG Grand Corners, L.P. (the “Trinsic JV Partner”), an affiliate of Trinsic Residential Group, L.P. (“Trinsic”), formed a joint venture (the “Aura Grand Joint Venture”), which purchased a fee simple interest in a 14.45-acre parcel of land in Katy, Texas, on which the Aura Grand Joint Venture developed, constructed and now operates a multifamily community consisting of 291 class A garden-style apartments (the “Aura Grand Property”).

On June 30, 2016, the Aura Grand Joint Venture entered into a Purchase and Sale Agreement (the “Aura Grand Sale Agreement”) with Lloyd Jones Capital LLC, an unaffiliated third party, for the sale of the Aura Grand Property (the “Aura Grand Sale”). The sale price for the Aura Grand Property is approximately $41 million. The buyer paid into escrow a $0.25 million earnest money deposit. If the buyer does not terminate the Aura Grand Sale Agreement on or before the end of the inspection period on July 15, 2016, the buyer will then provide an additional deposit of $0.25 million, and the earnest money deposit will become nonrefundable, except in the event of the Aura Grand Joint Venture’s breach of the Agreement or failure to satisfy conditions to the consummation of the Aura Grand Sale.

The Aura Grand Sale Agreement contains customary representations, warranties, covenants and indemnities of the Aura Grand Joint Venture and the buyer. The Company currently anticipates that the consummation of the Aura Grand Sale will occur during the quarter ending September 30, 2016; provided, however, that the buyer may extend the closing date for one period of fifteen business days by providing advance notice to the Aura Grand Joint Venture and paying an additional $100,000 non-refundable extension deposit. There can be no assurance that the Aura Grand Sale will ultimately be completed.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical fact, including statements about the timing and consummation of the Whitehall Sale and the Aura Grand Sale, constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, statements of future economic performance, and other future conditions and forecasts of future events and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share value of the Company’s common stock, and other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlgrowthproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2016		CNL GROWTH PROPERTIES, INC. a Maryland corporation

	By:	/s/ Tammy J. Tipton
Tammy J. Tipton Chief Financial Officer